=====================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 19, 2004
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626
           (Address of principal executive offices including zip code)

        Registrant's telephone number, including area code (714) 327-3400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

=====================================================================================

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     On November 23, 2004, we issued a press release, announcing the resignation of William P. Lyons from our Board of Directors  effective  November 19, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibits:    Description of Document
    99.1     Press Release dated November 23, 2004.

                                       2

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    November 23, 2004                          By:       /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Executive Vice President and
                                                             Chief Financial Officer

                                       3

EXHIBIT INDEX

Exhibits:    Description of Document
    99.1     Press Release dated November 23, 2004.

                                       4

                                                                    Exhibit 99.1

                                                      [FileNet Corporation logo]

FOR IMMEDIATE RELEASE

            William P. Lyons Resigns From FileNet Board of Directors

COSTA MESA,  Calif.--Nov.  23, 2004--FileNet  Corporation  (Nasdaq:  FILE) today announced  that William P. Lyons has  resigned  effective  immediately  from the
FileNet Board of Directors to concentrate on other business interests.

FileNet  Chairman Lee Roberts thanked Mr. Lyons for his many  contributions  and years of  service  to the  FileNet  board.  Mr.  Lyons  had been a member of the
FileNet board since August 1992.

About FileNet

FileNet Corporation helps organizations make better decisions faster by managing the  content  and  processes  that drive their  business.  FileNet's  Enterprise
Content  Management  (ECM)  solutions  allow  customers  to  build  and  sustain competitive  advantage  by  managing  content  throughout  their  organizations, automating and  streamlining  their business  processes,  and providing the full spectrum  of  connectivity  needed  to  simplify  their  critical  and  everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well  as via  its  ValueNet(R)Partner network of resellers, system integrators and application developers.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                      # # #

Investor Contact:
Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:
Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com